SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                               September 13, 2002

                             Insightful Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                 02-020992                  04-2842217
----------------------------       ------------          -------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File number)          Identification No.)


        1700 Westlake Ave N. #500
           Seattle, Washington                     98109-3044
           --------------------                    ----------
          (Address of principal                    (Zip Code)
            executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code


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Item 5.  Other Events
---------------------

     On September 13, 2002, Insightful Corporation, a Delaware corporation, issued a press release announcing the resignation of Sar Ramadan as Chief Financial Officer and the appointment of Fred Schapelhouman as interim CFO. The press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.
     As of the date of this filing there were no disagreements between Mr. Ramadan and Insightful Corporation on any matter relating to the company's operations, policies or practices.

(c)  Exhibits
-------------

Exhibit No.     Exhibit

99.1            Press Release dated September 13, 2002.


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INSIGHTFUL CORPORATION



September 13, 2002                        By: /s/ Shawn F. Javid
                                          --------------------------------------
                                          Shawn F. Javid
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Exhibit

99.1            Press Release dated September 13, 2002.


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